UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2013

THERAPEUTICSMD, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-16731	87-0233535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  951 Broken Sound Parkway NW, Suite 320, Boca Raton, FL  33487
 (Address of principal executive offices and Zip Code)

(561) 961-1911
 (Registrant’s telephone number, including area code)

N/A
(Former Name and Address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

On January 31, 2013, TherapeuticsMD, Inc., a Nevada corporation (the "Company"), issued a Multiple Advance Revolving Credit Note (the “Note”) to Plato and Associates, LLC, a Missouri limited liability company (“Plato”).  The Note allows the Company to draw down funding up to the $10 million maximum principal amount, at a stated interest rate of six percent per annum (the “Stated Interest Rate”). Plato may make advances to the Company from time to time under the Note at the request of the Company, which advances will be of a revolving nature and may be made, repaid, and made from time to time.  Interest payments shall be due and payable on the tenth day following the end of each calendar quarter in which any interest is accrued and unpaid, commencing on April 10, 2013, and the principal balance outstanding under the Note, together with all accrued interest and other amounts payable under the Note, if any, shall be due and payable on February 24, 2014.  The default interest rate under the Note shall be a per annum rate equal to the Stated Interest Rate plus eight percentage points (the “Default Interest Rate”), and the principal amount outstanding under the Note shall bear interest at the Default Interest Rate upon the occurrence of an event of default as specified in the Note, including, the Company’s nonpayment of amounts due under the Note or its failure to comply with any provision of the Note, among others.

As additional consideration for the Note, the Company issued to Plato a warrant (the “Warrant”) to purchase 1,250,000 shares of the Company’s common stock at an exercise price $3.20 per share. The Warrant will vest and become exercisable on October 31, 2013 and may be exercised any time after that date prior to the January 31, 2019 expiration date of the Warrant.

The foregoing is a summary only and does not purport to be a complete description of all of the terms contained in the Note and the Warrant, and is subject to and qualified in its entirety by reference to the full text of the Note and the Warrant, which are attached hereto as Exhibits 10.0 and 10.1, respectively, and are incorporated herein by reference.

Item 2.03.                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to Item 1.01 of this Current Report on Form 8-K regarding the Note.  Such disclosure contained in Item 1.01 regarding the Note and the information contained in Exhibit 10.0 attached hereto are hereby incorporated by reference in their entirety into this Item 2.03.

Item 3.02.                      Unregistered Sales of Equity Securities.

Reference is made to Item 1.01 of this Current Report on Form 8-K regarding the Warrant.  The disclosure contained in Item 1.01 regarding the Warrant and the information contained in Exhibit 10.1 attached hereto are hereby incorporated by reference in their entirety into this Item 3.02.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit Number	Date	Document

10.0	January 31, 2013	Multiple Advance Revolving Credit Note, issued to Plato & Associates, LLC
10.1	January 31, 2013	Common Stock Purchase Warrant, issued to Plato & Associates, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2013	THERAPEUTICSMD, INC.

	By:	/s/Robert G. Finizio
Robert G. Finizio, Chief Executive Officer